Exhibit 32


                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of FNB United Corp., a North Carolina corporation (the "Corporation"), does hereby certify that:

         The Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2006 (the "Form 10-Q/A") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/A fairly presents, in all materials respects, the financial condition and results of operations of the Corporation.


Date:    February 6, 2007                   /s/ Michael C. Miller
                                            ---------------------------------
                                                Michael C. Miller
                                                Chief Executive Officer


Date:    February 6,  2007                  /s/ Jerry A. Little
                                            ---------------------------------
                                                Jerry A. Little
                                                Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q/A or as a separate disclosure document.













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